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                                                                   EXHIBIT 10.13


                            SUBLEASE AND ASSIGNMENT

     THIS SUBLEASE, effective as of July 2, 2001 (this "Sublease"), between USX HoldCo, Inc. a Delaware corporation ("USX") and United States Steel, LLC, a Delaware limited liability company ("USS").

                             W I T N E S S E T H:

     WHEREAS, USX is the lessee under that certain Lease Agreement dated as of December 1, 1988 (the "Lease") between Meridian Trust Company as Owner Trustee and Lessor and USX regarding Continuous Slab Caster at USX Corporation's Fairfield Works in Fairfield, Alabama; and

     WHEREAS, the parties intend that USS operate the Facility.

     NOW, THEREFORE, the parties hereto, in consideration of the premises, the covenants herein set forth, and intending to be legally bound, agree as follows:

          1. USX hereby subleases the Facility to USS on the same terms and conditions set forth in the Lease. USS shall have, with respect to USX, all the rights, duties and obligations of the Lessee under the Lease, and USX shall have, with respect to USS, all the rights, duties and obligations of Owner Trustee under the Lease.

          2. USX hereby assigns its rights and interests under the Facilities Agreement and every other Operative Document to USS.

          3. Notwithstanding the foregoing, this Sublease and Assignment does not release USX from any of its responsibilities under the Operative Documents.

          4. This Sublease is expressly subject and subordinate to the Lease and Lessor's right thereunder.

          5. Capitalized terms used in this Sublease that are not otherwise defined shall have the meanings given to them in the Lease.

     WITNESS the due execution hereof as of the date first written.

USX Holdco, Inc.                             United States Steel, LLC

By: /s/ R M. Stanton                         By:  /s/ R M. Stanton
   -------------------------                    ---------------------------
     Robert M. Stanton                               Robert M. Stanton
     President                                       President